EXHIBIT 10.36

SUPPLEMENTAL AGREEMENT

August 4th 2010
1              General

1.1	Reference is made to:

1.1.1
the facility agreement dated 26 June 2007 as amended and supplemented and/or restated by a supplemental agreement dated 16 October 2007. a supplemental letter dated 10 July 2008 and a supplemental agreement dated 30 September 2009, as may be further amended and supplemented from time to time (together the "Loan Agreement") made between (inter alios) (1) ourselves, Creighton Development Inc., Lewisham Maritime Inc., Pulford Navigation Corp., Rayford Navigation Corp., Rossington Marine Corp. and Quex Shipping Inc. (the "Borrowers"), as joint and several borrowers. (2) the banks and financial institutions set out in schedule 1 thereto as lenders (the "Banks", which expression includes any Transferee Banks), (3) Citibank International plc as agent (the "Agent"), (4) Citibank International plc as agent (the "Security Agent") and (5) Citibank International plc as account bank, relating to a loan facility of up to Two hundred and twenty two million Dollars ($222,000,000), of which the principal amount outstanding at the date hereof is Dollars One hundred and Eight million Eight hundred Forty Three thousand One hundred Thirty Eight and 58/100 ($108,843,138.58), advanced by the Banks to the Borrowers for the purposes stated therein: and

1.1.2
the corporate guarantee dated 26 June 2007 as amended by the supplemental agreement dated 30 September 2009 referred to above (together the "Corporate Guarantee") made between the Bulk Energy Transport (Holdings) Limited (the "Corporate Guarantor") and the Security Agent. in respect of the obligations of the Borrowers to the Creditors under the Loan Agreement.

1.2	This Agreement is supplemental to the Loan Agreement

1.3
Words and expression defined in the Loan Agreement and used in this Agreement shall have the meanings given to them in the Loan Agreement, unless otherwise defined herein or the context otherwise requires.

1.4
The Borrowers and the Corporate Guarantor hereby acknowledge that as of July 1st, 2010. the Security Value was less than the Security Requirement, resulting in a shortfall of $4,678,923.23. Based on valuations of SSY (dd. June 15th 2010) and Fearnleys (dd, June 11th 2010) submitted by the Borrowers and the Corporate Guarantor to the Agent on June 25th 2010 the Security Value was $131,375,000 and the Security Requirement was $136.053,923,23. Such shortfall remains as at the date of this Agreement.

1.5
Pursuant to clause 8.2.1(b) of the Loan Agreement, the Borrowers and the Corporate Guarantor hereby jointly and severally agree and undertake with the Agent and the Security Agent (for and on behalf of themselves and the Banks), that notwithstanding the provisions of the Corporate Guarantee and any other provisions of the Security Documents. the Borrowers and the Corporate Guarantor shall procure that:

1.5.1
the Corporate Guarantor shall maintain at all times in the BET Account (account number #                          held with Citibank International Plc, Greece) a minimum amount of no less than $7,500,000, in order to rectify the security shortfall referred to above, in accordance with clause 8.2.1 of the Loan Agreement, and

1.5.2	the Corporate. Guarantor shall maintain such minimum balance until it may be released in accordance with, and subject to the terms of, clause 8.2.7 of the Loan Agreement.

2              MISCELLANEOUS

2.1	The Borrowers and the Corporate Guarantor hereby jointly and severally agree and undertake with the Agent and the Security Agent (for the benefit of themselves and the Banks) that

2.1.1	this Agreement constitutes a Security Document.

2.1.2	failure by any of the Borrowers and the Corporate Guarantor to comply with any of the terms of this Agreement shall constitute an Event of Default under the Loan Agreement;

2.1.3	the representations and warranties contained in clause 4 of the Corporate Guarantee and clause 7 of the Loan Agreement are true and correct at the date hereof;

2.1.4
on or before execution of this Agreement by the Borrowers and the other Security Parties. the Borrowers and the Corporate Guarantor will deliver to the Agent such corporate authorisations or other evidence of the authority of each Security Party in relation lo the execution of this Agreement as the Agent may require and in form acceptable to the Agent in all respects: and

2.1.5
the Borrowers and the Corporate Guarantor will deliver to the Agent such documents, letters and information required by the Agent to give effect to the arrangements set out in this Agreement or as otherwise required. as the Agent may at any time reasonably require.

2.2	This Agreement is supplemental to the Loan Agreement and this Agreement and the Loan Agreement shall be read and construed as one instrument.

2.3
Save as amended by the provisions of this Agreement (and only to the extent so amended, if at all), the provisions of the Loan Agreement and the Corporate Guarantee shall remain otherwise unchanged and unaffected by the terms of this Agreement.

2.4	This Agreement is governed by and shall he construed in accordance with English law.

2.5	Clause 16.2 of the Loan Agreement shall apply to this Agreement mutatis mutadis, as if set out in full herein.

IN WITNESS WHEREOF this Agreement has been duly executed as a deed this 4th day of August 2010.

EXECUTED as a DEED	)
by Dale Ploughman	)	/s/ Dale Ploughman
for and on behalf of	)
CREIGHTON DEVELOPMENT INC.	)
as Borrower	)

EXECUTED as a DEED	)
by Dale Ploughman	)	/s/ Dale Ploughman
for and on behalf of	)
LEWISHAM MARITIME INC.	)
as Borrower	)

EXECUTED as a DEED	)
by Dale Ploughman	)	/s/ Dale Ploughman
for and on behalf of	)
PULFORD OCEAN INC.	)
as Borrower	)

EXECUTED as a DEED	)
by Dale Ploughman	)
for and on behalf of	)
RAYFORD NAVIGATION CORP.	)	/s/ Dale Ploughman
as Borrower	)

EXECUTED as a DEED	)
by Dale Ploughman	)
for and on behalf of	)
ROSSINGTON MARINE CORP.	)	/s/ Dale Ploughman
as Borrower	)

EXECUTED as a DEED	)
by Dale Ploughman	)
for and on behalf of	)
QUEX SHIPPING INC.	)	/s/ Dale Ploughman
as Borrower	)

EXECUTED as a DEED	)
by Dale Ploughman	)
for and on behalf of	)
BULK ENERGY TRANSPORT (HOLDINGS) LIMITED	)	/s/ Dale Ploughman
as Corporate Guarantor	)

EXECUTED as a DEED	)
by	)
for and on behalf of	)
ENTERPRISES SHIPPING & TRADING S.A..	)
as Manager	)

EXECUTED as a DEED	)
By George Kakoulidis	)	/s/ George Kakoulidis
for and on behalf of	)
CITIBANK INTERNATIONAL PLC	)
as Agent and Security Agent (for and on behalf of itself and the Banks))

Witness to all the above signatures

Witness:
Name:
Address:
Occupation: